American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

EQUITY INCOME FUND * MID CAP VALUE FUND REAL ESTATE FUND * SMALL CAP VALUE FUND

INVESTOR/INSTITUTIONAL/ADVISOR/C/R CLASS

Supplement dated May 1, 2006 * Prospectus dated July 29, 2005

THE FOLLOWING IS INSERTED AS THE THIRD PARAGRAPH UNDER THE HEADING EQUITY INCOME
ON PAGE 20 OF THE PROSPECTUS.

KEVIN TONEY

Mr. Toney, Portfolio Manager, has been a member of the team that manages Equity
Income since August 2003. He joined American Century in July 1999 as an investment analyst and became a senior investment analyst in February 2005. In
February 2006, he became a portfolio manager. He has a bachelor's degree from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.
The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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